UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739

Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2024

Date of reporting period:	12/31/2024

This Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the fiscal year ended December 31, 2024, originally filed with the Securities and Exchange Commission on March 5, 2025 (the “Report”), (Accession Number 0001193125-25-047151), to reflect the updated property-level financial statements of PPREF/RP East Gate Holdings, LLC and Subsidiary, PPREF/MI Pearland Industrial, LP, PPREF/IEC Napa Green Holdings, LLC and Subsidiary and PPREF/STILES Monarch TC Holdings, LLC and Subsidiary as of and for the year ended December 31, 2024, and updated Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act, attached as Exhibit 99. Apart from the inclusion of the updated property-level financial statements, this amendment does not amend, update or change any other items or disclosures found in the Report, and the Report, including Items 1 through 18 thereof, is hereby incorporated by reference. Item 19 thereof is updated hereby to include updated certifications. This Amendment should be read in conjunction with the Report.

PPREF/RP EAST GATE HOLDINGS, LLC

AND SUBSIDIARY

CONSOLIDATED AUDITED

FINANCIAL STATEMENTS

DECEMBER 31, 2024

PPREF/RP East Gate Holdings, LLC and Subsidiary

Report of Independent Auditors

To the Management of PPREF/RP East Gate Holdings, LLC

Opinion

We have audited the accompanying consolidated financial statements of PPREF/RP East Gate Holdings, LLC and its subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, of members’ equity and of cash flows for the year then ended, including the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: (646) 471 3000, www.pwc.com/us

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

May 23, 2025

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Balance Sheet

December 31, 2024
Assets

Investment in real estate
Building and equipment	$34,989,398
Land improvements	433,728
Less: Accumulated depreciation	(1,841,574)
Net building and equipment	33,581,552
Land	8,536,541

Net investment in real estate	42,118,093

Intangible Assets
Intangible Assets	3,652,291
Less: Accumulated amortization	(760,894)
Intangible Assets, net	2,891,397

Other assets
Cash and cash equivalents	38,249
Tenant accounts receivable	869,403
Leasing costs and commissions, net of accumulated amortization of $25,493	332,533
Deposits and other assets	5,386

Total other assets	1,245,571

Total assets	$46,255,061

The accompanying notes are an integral part of these consolidated financial statements

December 31, 2024
Liabilities and Members’ Equity

Liabilities

Loan payable secured by real estate	$25,626,600
Less: deferred financing costs, net of accumulated amortization of $147,664	(193,892)
Loan payable, net	25,432,708

Other liabilities
Accounts payable	17,424
Accrued expenses	90,215
Accrued interest	121,150
Unfavorable lease liability, net of accumulated amortization of $368,845	1,740,949
Tenant security deposit liability	120,463
Prepaid rent	78,373
Total other liabilities	2,168,574

Total liabilities	27,601,282

Commitments and contingencies	-

Members’ equity	18,653,779

Total liabilities and members’ equity	$46,255,061

The accompanying notes are an integral part of these consolidated financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Operations

For the year ended December 31, 2024

Revenue

Rental revenue	$3,668,999
Reimbursements and other revenue	667,126

Total revenue	4,336,125

Operating expenses
Management fees	132,063
Salaries	42,966
Utilities	89,628
Repairs and maintenance	332,065
Professional fees	51,399
General and administrative	58,696
Real estate taxes	326,614

Total operating expenses	1,033,431

Income from operations	3,302,694

Other income (expenses)
Interest expense	(1,498,660)
Depreciation and amortization	(1,633,892)

Total other expenses	(3,132,552)

Net income	$170,142

The accompany notes are an integral part of these consolidated financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Members’ Equity

	(Investor) PPREF East Gate Investors LLC	(Operator) Moerka LLC	Total

Balance, January 1, 2024	$19,332,361	$195,276	$19,527,637

Distributions	(1,033,560)	(10,440)	(1,044,000)

Net income	168,441	1,701	170,142

Balance, December 31, 2024	$18,467,242	$186,537	$18,653,779

The accompanying notes are an integral part of the consolidated financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Cash Flows

For the year ended December 31, 2024

Cash flows from operating activities
Net income	$170,142
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,611,417
Amortization of deferred financing costs included in interest expense	68,311
Amortization of below market lease intangibles	(346,370)
(Increase) decrease in
Tenant accounts receivable	(382,989)
Increase (decrease) in
Accounts payable	17,424
Accrued expenses	(61,387)
Tenant security deposit liability	10,537
Prepaid rent	74,167
Net cash provided by operating activities	1,161,252

Cash flows from investing activities
Purchases of property and equipment	(191,806)
Payment of leasing commissions and costs	(161,408)
Net cash used by investing activities	(353,214)

Cash flows from financing activities
Distributions	(1,044,000)

Net change in cash and cash equivalents	(235,962)

Cash and cash equivalents at beginning of year	274,211

Cash and cash equivalents at end of year	$38,249

Supplemental information:
Interest paid	$1,426,441

The accompanying notes are an integral part of the consolidated financials statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Note 1 - Organization and significant accounting policies

Organization

PPREF/RP East Gate Holdings, LLC (“Company”) was formed on November 2, 2022 under the laws of the state of Delaware, for the purpose of purchasing, managing and operating a retail rental development located in Chantilly, Virginia. The property consists of 116,032 square feet of retail rental space and pad sites. The Company has two members, the Investor Member who is a 99% capital owner and the Operating Member, who is a 1% capital owner.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of PPREF/RP East Gate Holdings, LLC and PPREF/RP East Gate LLC, which is a wholly owned subsidiary of RPP II JV LLC. Intercompany transactions have been eliminated in consolidation.

Contributions

The members are required to fund “Initial Capital Contributions” as defined in the agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and permanent financial amount. Since the inception of the Company, the members have made total capital contributions of $22,324,842.

In the event the managing member determines additional capital contributions are necessary, Members are required to fund their contributions by the date specified in the funding notice. If any Member fails to make the contribution, then the other Member may 1) withdraw their contribution; 2) loan the Company the non-contributing Member’s share of the contribution with the option to treat the contributing Member’s contribution as a loan as well ; or 3) fund the non-contributing members capital contribution and dilute the failing members ownership in accordance with the operating agreement (“Priority Contribution”).

Distributions

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be in allocated in accordance with the operating agreement as follows:

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages until all capital is returned;
5.	Fifth, 95% to the Investor Member and 5% to the Operator Member until a 14% IRR has been achieved by the Investor Member and provided no dilution has occurred; and
6.	Sixth, 90% to the Investor Member and 10% to the Operator Member provided no dilution has occurred.

Allocation of net income and loss

Income and losses are generally allocated based on the Target Capital Accounts of the Members. Target Capital is the amount the Members would receive if the Company sold all of its assets at book value and repaid all liabilities at book value with any remaining proceeds being distributed to the members in accordance with the distribution provisions of the operating agreement.

Purchase Price Allocation

The Company allocated the purchase price to acquired tangible assets including land, building and improvements, and intangible assets including below market leases and acquired in-place leases in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Upon the acquisition of the Property, the Company assessed whether the transaction should be accounted for as a business combination or an asset acquisition. Acquisitions of integrated sets of assets and activities that do not meet the definition of a business are accounted for as asset acquisitions. The Company’s acquisitions of real estate generally will not meet the definition of a business because substantially all of the fair value is concentrated in a single identifiable asset or group of similar identifiable assets (i.e. land, buildings, and related identified intangible assets).

The allocation of the purchase price to land, building and improvements are based upon management’s determination of fair value using the sales comparison approach and income approaches.

The fair value allocable to the below market component of an acquired in-place lease is determined based upon the present value (using an interest rate that reflects the risks associated with the lease) of the difference between (i) the contractual amounts to be paid pursuant to the lease over its expected term, and (ii) management’s estimate of the amounts that would be paid using current fair market rates over the expected term of the lease.

Other intangible assets acquired include amounts for in-place lease values which are based on the Company’s evaluation of the specific characteristics of the lease. Factors considered by the Company in its analysis of in-place lease values include an estimate of carrying costs during the hypothetical expected time it would take management to find a tenant to lease the space for the existing lease term considering current market conditions and costs to execute similar leases.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Differing assumptions and methods could have resulted in different estimates of fair values, and thus, a different purchase price allocation and corresponding increase or decrease in depreciation and amortization expense.

Real Estate Investment

Real estate investment is comprised of land, land improvements and building, carried at cost and net of accumulated depreciation. Property maintenance and repairs are expensed to operations as incurred and significant renovations and enhancements that improve and/or extend the useful life of the real estate assets are capitalized and depreciated over their estimated useful life.

Depreciation of the building is computed using the straight-line method over the useful lives of 40 years. Depreciation of land improvements is computed using the straight-line method over the useful lives of 15 years.

Intangibles, net

Acquired in-place lease intangibles is amortized as amortization expense on a straight-line basis over the remaining term of the underlying lease, which was based on 10 years at acquisition.

Intangibles, net as of December 31, 2024, are comprised of the following:

Acquired in place lease	$3,652,291
Accumulated amortization	(760,894)
Intangibles, net	$2,891,397

Below-market leases, net

Acquired below-market lease intangibles are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease and the renewal period, which was 12 years at acquisition.

Below-market leases, net as of December 31, 2024, are comprised of the following:

Below-market leases,	$(2,109,795)
Accumulated amortization	368,845
Intangibles, net	$(1,740,949)

Revenue recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 842, Leases. All of the Company’s leases with tenants are classified as operating leases. When collection of substantially al lease payment during the lease term is considered probable, the lease qualifies for accrual accounting. Base rents and rent abatements from rental operations are recognized on a monthly straight-line basis over the lease term regardless of when payments are due. The lease agreements generally

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024 contain a provision for reimbursements of the tenants’ share of real estate taxes and certain common area maintenance costs. Revenue from reimbursements is generally billed recognized in the period the related expenses are incurred. For leases that contain variable lease payments such as percentage rent based on tenant gross sales are classified as operating leases and revenues are recognized at the end of the lease year or other period in which the tenants’ base sales volume has been reached.

The Company has elected the practical expedient to combine lease and non-lease components where certain conditions are met.

Non-lease revenue is recognized under ASC 606, Revenue from Contracts with Customers, which requires a control-based evaluation to determine revenue recognition. The Company’s non-lease revenues are generally late fees and other charges which are generally recognized at a point in time in accordance with ASC 606.

Cash and cash equivalents

Cash and cash equivalents consist of cash held in depository accounts. The Company may maintain cash balances that exceed federally insured limits but does not believe that this results in any significant credit risk.

Tenant accounts receivable

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 450, Contingencies, for tenant receivables that are probable of collection and to record the reserve as bad debt expense. The Company provides for an allowance for doubtful accounts determined principally on the basis of historical experience. Subsequently, tenant receivables balances that are determined to be troubled are removed from the general reserve are written off with an adjustment to rental revenue net of the general reserve attributable to the lease. The Company exercises judgment in assessing the probability of collection and consider payment history and current credit status in making this determination. At December 31, 2024, no allowance has been recorded as the Company considers collection of all receivables highly probable. During 2024, the Company reversed $95,423 of receivables and revenue related to a bankrupt tenant.

Rental income is recognized on a straight-line basis over the noncancelable lease term, which includes the effects of any fixed rent increases and rent abatements under the lease. Straight-line rent is calculated as the amount by which the rental revenue recognized on straight-line basis under the leases exceeds the contractual rental cash payable under the lease. Included in tenant accounts receivable at December 31, 2024 is $308,550, of straight-line rent receivable. For the year ending December 31, 2024, rental revenue includes $220,642 of straight-line rental income.

Deferred financing costs

The Company presents deferred financing costs as a reduction of the mortgage payable, with amortization of deferred financing costs included as a component of interest expense.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Deferred financing costs are amortized over the life of the related loan (5 years) using the effective interest method. Amortization of deferred financing costs for the year ending December 31, 2024 was $68,311 which is included in interest expense on the accompanying consolidated statement of operations. Estimated amortization of deferred financing costs is expected to be as follows:

Year	Amount
2025	$68,311
2026	68,311
2027	57,270

Deferred leasing commissions and costs

Commissions and costs incurred to secure tenants have been capitalized and are amortized using the straight-line method over the initial lease term which generally ranges from 60 to 180 months. At December 31, 2024, the Company had total capitalized leasing commissions of $299,573 and leasing costs of $58,452. For the year ending December 31, 2024, amortization of leasing commissions and costs was $22,474. Total Accumulated amortization of leasing commissions and costs was also $25,493 at December 31, 2024. The weighted average estimated remaining amortization term is 9.41 years.

The expected future amortization of leasing commissions and costs over the next five years is expected to be as follows:

Year	Amount
2025	$38,793
2026	39,358
2027	39,358
2028	39,254
2029	30,134

Income taxes

For Federal income tax purposes, the members report their share of the Company’s income or loss for each year on their respective income tax returns. Consequently, no provision for federal income taxes has been included in the accompanying consolidated financial statements.

Accounting for uncertainty in income taxes

The Company evaluates uncertainty in income tax positions based on a more-likely-than-not recognition standard. If that threshold is met, the tax position is then measured at the largest amount that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2024, the Company has evaluated its material tax positions and determined that no accruals for uncertain tax positions are required on the Company’s consolidated financial statements. If applicable, the Company records interest and penalties as a component of income tax expense. All of the Company’s tax filings are open to examination by the relevant tax authorities.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events

Management has evaluated subsequent events for disclosure in these financial statements through May 23, 2025, which is the date the consolidated financial statements are available to be issued.

Note 2 – Loan payable

The Company entered into an acquisition loan agreement with a bank for a maximum amount of $25,626,000. The loan requires monthly payments of interest at 5.49% and matures in November 2027. The Company has the option to extend the loan for an additional 3 years provided the loan-to-value does not exceed 55% at which time the loan will require monthly payments of principal and interest with a balloon payment due in November 2030. The interest rate for the extension period will be determined based on the Weekly Average Yield of the United States Treasury Securities, adjusted for a constant maturity of three years plus 2.0% with a 4.5% floor. The loan has the following prepayment penalties: 1) 3% for any principal repaid during the first year; 2) 2% for any principal repaid during the second year; 3) 1% for any principal repaid during the third year; and 4) .5% for any principal repaid during the fourth year. The acquisition loan had a balance of $25,626,000 at December 31, 2024 and related accrued interest of $121,500.

The acquisition loan is secured by the property and is guaranteed with certain non-recourse carve-out guarantees by the majority owner of the Operator. The entire principal balance matures in 2027.

Note 3 – Related party transactions

Management and construction agreement

The Company entered into agreement to pay a management fee of 3.5% of gross collected operating revenues as defined in the agreement plus reimbursement of personnel costs as agreed-upon by the Members. The agreement has a term of one year and automatically renews thereafter. Either party may cancel the agreement with sixty days prior notice. The Company may also terminate the agreement immediately in writing provided a management fee equal to the next monthly installment, or the management fee that would have accrued on the next 60 days collections. The Company incurred $132,063 of management fees for the year ending December 31, 2024, all of which were paid.

The Company may also utilize the management company to perform construction services for the property. The management company is entitled to a construction management fee ranging from 3% on construction with a total cost of more than $1,000,000 but less than $5,000,000 to 5% on construction

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024 with a total cost of less than or equal to $1,000,000. Any construction fee on construction or improvements over $5,000,000 will be determined by the parties at that time. For the year ending December 31, 2024, the Company incurred $9,134 of construction management fees which were capitalized to land improvements on the accompany consolidated balance sheet.

Leasing services agreement

The Company entered into a leasing agreement to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years and not including renewals. The agreement has a term of one year and the renews automatically every year with the second year of the agreement ending on December 31, 2023 and then renewing for calendar periods thereafter. The leasing agreement may be terminated by either party with 30 days prior written notice or by written notice sixty-days before the end of the then existing term of the agreement. The Company may terminate the agreement for cause in writing at any time provided an event of default exists. Total commissions paid under the agreement were $145,504 and are capitalized as a component of leasing commission and costs on the accompanying consolidated balance sheet.

Note 4 – Leases

The Company assessed the acquired leases at acquisition for classification under Accounting Standards Codification Section 842: Leases and has determined all of its leases are operating leases. The Company’s assessment involves significant judgements about values of leased property, the term of leases, and discount rates. The Company’s leases generally contain fixed payments of base rent which may include annual or five-year escalations and variable payments which are generally for reimbursements of real estate taxes, insurance and common area maintenance costs. Some leases contain extension or termination options, generally for periods of five years.

The following table presents the future minimum rents the under noncancelable lease agreements the Company expects to receive as of December 31, 2024:

Year	Amount

2025	$3,249,169
2026	3,304,888
2027	3,219,646
2028	3,040,045
2029	2,527,839
Thereafter	4,797,746

Total	$20,139,333

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements as of and for the year ended December 31, 2024

Note 5 – Concentration of credit risk

Geographic location

The Company’s assets are located in Chantilly, Virginia. Therefore, the Company is subject to certain economic risks resulting from all of its revenue being derived from one source in one location.

Note 6 – Commitments and contingencies

Parallel joint venture

The Investor Member has the unilateral right to require the Company or its wholly owned subsidiary to contribute, assign, or sell all or a portion of the property to a parallel joint venture entity, lease all or a portion of the property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

REIT status

The Investor Member has the sole right to take any action necessary to minimize or avoid the amount of nonqualified REIT income or to protect the qualified REIT asset status of the Investor Member’s investment without regard to the impact on the economics of the Company or its Members. The Investor Member is required to approve all new leases or lease modifications.

Due to former owner

As part of the acquisition, collections of rental income, real estate tax reimbursements or common area maintenance charges related to the period prior to acquisition of the property by the Company are the property of the former owner. During 2023 as part of the real estate tax and common area maintenance true-up calculation for the 2022 calendar year, a total of $68,657 of additional charges were due from tenants related to this period. As a result, the Company has accrued a liability of that amount which is included in accrued expenses on the accompany consolidated balance sheet at December 31, 2024. The amounts are expected to paid when disagreements with certain tenants over allocation percentages are resolved and prior year charges collected.

PPREF/MI PEARLAND INDUSTRIAL, LP

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

PPREF/MI PEARLAND INDUSTRIAL, LP

Report of Independent Auditors

To the General Partner of PPREF/MI Pearland Industrial, LP

Opinion

We have audited the accompanying financial statements of PPREF/MI Pearland Industrial, LP (the “Partnership”), which comprise the Statement of assets and liabilities as of December 31, 2024, and the related statements of operations, of changes in net assets and of cash flows for the year then ended, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: (646) 471 3000, www.pwc.com/us

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

May 23, 2025

PPREF/MI Pearland Industrial, LP

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2024
ASSETS:

Real Estate Investment, at cost:
Land	$9,300,000
Building	20,158,902
Less Accumulated Depreciation	(629,966)

Real Estate Investment, net:	28,828,936

Intangible Assets	3,895,994
Less Accumulated Amortization	(360,740)

Intangible Assets, net:	3,535,254

Cash	852,256

Deferred Rent Receivable	353,612

Total assets	33,570,058

LIABILITIES:

Note Payable - senior equity contribution	20,100,000

Accrued interest - senior equity contribution	111,511

Accounts payable and accrued expenses	18,934

Prepaid rent	566,459

Total liabilities	20,796,904

COMMITMENTS AND CONTINGENCIES:

Partners’ Capital	12,773,154

Total liabilities and partners’ capital	$33,570,058

The accompanying notes are an integral part of these financial statements.	3

PPREF/MI Pearland Industrial, LP

STATEMENT OF OPERATIONS

Year Ended December 31, 2024
Revenues:
Rental income	$2,435,017

Total Revenues	2,435,017

Expenses:

Repairs and maintenance	13,486
General and administrative	59,890
Management fees	86,818
Depreciation and Amortization	737,285
Interest	1,315,595

Total Expenses	2,213,074

NET INCOME (LOSS)	$221,943

The accompanying notes are an integral part of these financial statements.	4

PPREF/MI Pearland Industrial, LP

STATEMENT OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED December 31, 2024
	PPRREF Pearland Industrial Investor LP	Miramar Industrial PR III GP Partners, LLC	Total
Balance - January 1, 2024	$12,667,650	$666,719	$13,334,369

Distributions	(744,000)	(39,158)	(783,158)

Net Income (Loss)	210,846	11,097	221,943

Balance - December 31, 2024	$12,134,496	$638,658	$12,773,154

The accompanying notes are an integral part of these financial statements.	5

PPREF/MI Pearland Industrial, LP

STATEMENT OF CASH FLOWS

Year Ended
December 31, 2024

Cash Flows From Operating Activities
Net income (Loss)	$221,943
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and Amortization	737,285
Amortization of above market rent lease intangible	55,279
(Increase) decrease in:
Deferred Rent Receivable	(276,567)
Increase (decrease) in:
Accounts payable and accrued expenses	8,626
Accrued interest - senior equity contribution	(306)
Prepaid rent	18,749

Net Cash Provided by Operating Activities	765,009

Cash Flows Used in Financing Activities
Distributions to partners	(783,158)

Net Change in Cash	(18,149)

Cash - Beginning of the year	870,405

Cash - Ending of year	$852,256

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$1,316,856

The accompanying notes are an integral part of these financial statements.	6

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/MI Pearland Industrial LP (“Partnership”), a Delaware limited partnership, is governed by an operating agreement dated October 4, 2023 (the “JV Agreement”) between PPREF Pearland Industrial Investor, LP (“PGIM”) with 95% interest and Miramar Industrial PR III GP Partners, LLC (“Miramar”) with 5% interest (collectively, the “Partners”). PGIM is the managing partner.

The Partnership was formed for the purpose of acquiring, owning, leasing, managing and operating a distribution facility located in Pearland, Texas (the “Property”).

The Partnership acquired the Property, on October 4, 2023, for $33,000,000, excluding acquisition costs. The Property consists of a class A industrial distribution facility which has a total net rentable area of approximately 205,060 square feet situated on 40.39 acres of land.

The Partnership shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

CONTRIBUTION

The Partners are required to fund “Initial Capital Contributions” as defined in the agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and permanent financial amount. Since the inception of the Partners have made total capital contributions of $13,400,000.

In the event the general partner determines additional capital contributions are necessary, The Partners are required to fund their contributions by the date specified in the funding notice. If any Partner fails to make the contribution, then the other Partner may 1) withdraw their contribution; 2) loan the Company the non-contributing Partner’s share of the contribution with the option to treat the contributing Partner’s contribution as a loan as well ; or 3) fund the non-contributing Partner’s capital contribution and dilute the failing members ownership in accordance with the operating agreement (“Priority Contribution”).

DISTRIBUTIONS

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

(1)

First, to PGIM to the extent of the excess (if any) of (i) the Senior Return accrued to the date of such distribution over (ii) the aggregate amounts previously distributed, or deemed distributed, to PGIM

7

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

DISTRIBUTIONS (CONTINUED)

(2)

Next, to satisfy any outstanding and due Preferred Return accrued on any unrecovered Priority Contributions pro rata in accordance with the then outstanding accrued and unpaid Preferred Return owing to each Partner;

(3)	Next, to the repayment of any unrecovered Priority Contributions pro rata in accordance with the then outstanding and unreturned Priority Contributions owing to each Partner;

(4)

Next, pro rata to the Partners in accordance with the then outstanding balances of their respective accrued and unpaid Operating Returns to be applied against (and toward the reduction of) the outstanding balance of each such Partner’s accrued and unpaid Operating Return, until the outstanding balance of each such Partner’s Operating Return has been paid in full;

(5)	Next, pro rata to the Partners in accordance with their Funded Capital Contribution Percentages

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be in allocated in accordance with the operating agreement as follows:

(1)

First, to PGIM to the extent of the excess (if any) of (i) the Senior Return accrued to the date of such distribution over (ii) the aggregate amounts previously distributed, or deemed distributed, to PGIM

(2)

Next, to Investor to the extent of the excess (if any) of (i) the sum of Investor’s Senior Equity Contributions over (ii) the aggregate amounts previously distributed, or deemed distributed, to Investor pursuant to this Section

(3)

Next, to satisfy any outstanding and due Preferred Return accrued on any unrecovered Priority Contributions pro rata in accordance with the then outstanding accrued and unpaid Preferred Return owing to each Partner;

(4)	Next, to the repayment of any unrecovered Priority Contributions pro rata in accordance with the then outstanding and unreturned Priority Contributions owing to each Partner;

8

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS (CONTINUED)

DISTRIBUTIONS (CONTINUED)

(5)

Next, pro rata to the Partners in accordance with the then outstanding balances of their respective accrued and unpaid Operating Returns to be applied against (and toward the reduction of) the outstanding balance of each such Partner’s accrued and unpaid Operating Return, until the outstanding balance of each such Partner’s Operating Return has been paid in full;

(6)

Next, pro rata to the Partners in accordance with the then outstanding balances of their respective unreturned Initial Capital Contributions and Additional Capital Contributions until each such Partner’s Initial Capital Contributions and Additional Capital Contributions have been returned in full;

(7)	Next, pro rata to the Partners in accordance with their First Level Percentage Interests until Investor has received the 12% Target Return Amount;

(8)	Next, pro rata to the Partners in accordance with their Residual Percentage Interests.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

PURCHASE PRICE ALLOCATION

The Partnership allocated the purchase price to acquired tangible assets including land, building and improvements, and intangible assets including above and below market leases, and acquired in-place leases in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Upon the acquisition of the Property, the Partnership assessed whether the transaction should be accounted for as a business combination or an asset acquisition. Acquisitions of integrated sets of assets and activities that do not meet the definition of a business are accounted for as asset acquisitions. The Partnership’s acquisitions of real estate generally will not meet the definition of a business because substantially all of the fair value is concentrated in a single identifiable asset or group of similar identifiable assets (i.e. land, buildings, and related identified intangible assets).

9

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PURCHASE PRICE ALLOCATION (CONTINUED)

The allocation of the purchase price to land, building and improvements are based upon management’s determination of fair value using the sales comparison approach and income approaches.

The fair value allocable to the above market component of an acquired in-place lease is determined based upon the present value (using an interest rate that reflects the risks associated with the lease) of the difference between (i) the contractual amounts to be paid pursuant to the lease over its expected term, and (ii) management’s estimate of the amounts that would be paid using current fair market rates over the expected term of the lease.

Other intangible assets acquired include amounts for in-place lease values which are based on the Partnership’s evaluation of the specific characteristics of the lease. Factors considered by the Partnership in its analysis of in-place lease values include an estimate of carrying costs during the hypothetical expected time it would take management to find a tenant to lease the space for the existing lease term considering current market conditions and costs to execute similar leases.

Differing assumptions and methods could have resulted in different estimates of fair values, and thus, a different purchase price allocation and corresponding increase or decrease in depreciation and amortization expense.

REAL ESTATE INVESTMENT

Real estate investment is comprised of Land and buildings and improvements carried at cost and net of accumulated depreciation. Property maintenance and repairs are expensed to operations as incurred and significant renovations and enhancements that improve and/or extend the useful life of the real estate assets are capitalized and depreciated over their estimated useful life.

Depreciation of the building is computed using the straight-line method over the useful lives of 40 years.

10

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLES, NET

Acquired in-place lease intangibles is amortized as amortization expense on a straight-line basis over the remaining term of the underlying lease, which was 162 months at acquisition. Acquired above-market lease intangibles are amortized on a straight-line basis as an adjustment to rental revenue over the remaining term of the underlying lease, which was 162 months at acquisition. Should a tenant terminate its lease, the unamortized portion of the acquired in-place lease value, acquired above-market leases associated with that tenant are written off to amortization expense or rental revenue.

Intangibles, net as of December 31, 2024, are comprised of the following:

Acquired in place lease	$3,149,722
Acquired above-market lease	746,272
Accumulated Amortization	(360,740)

Intangibles, net	$3,535,254

CONCENTRATION OF CREDIT RISK

The Partnership generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Partnership mitigates this risk by depositing funds in major financial institutions.

REVENUE RECOGNITION

The Partnership recognizes rental income from minimum lease payments due under the terms of the related lease on a straight-line basis over the non-cancelable term of the lease, and includes the effects of rent step. Deferred rent receivable represents accrued amounts due from tenants under the straight-line method of revenue recognition. Amortization of acquired above market leases is included as an adjustment to rental income.

The Partnership also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Partnership recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated.

11

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION (CONTINUED)

The Partnership has elected to combine the non-lease components with the lease components of the Partnership’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

INCOME TAXES

No provision for income taxes is necessary in the financial statements of the Partnership because limited partnerships are generally not subject to income tax at the entity level. Each partner is responsible for reporting their allocable share of the Partnership’s income, gains, losses, deductions, and credits in their individual tax return.

The Partnership’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

12

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 3 - RENTAL PROPERTY

The Property is leased to a single tenant under an operating lease that expires in April 2037.

Expected future minimum rents per the non-cancellable lease in effect at December 31, 2024 are approximately as follows:

For the year ending December 31,
2025	$2,182,000
2026	2,226,000
2027	2,270,000
2028	2,316,000
2029	2,362,000
Thereafter	18,592,000

$29,948,000

NOTE 4 - RELATED PARTY TRANSACTIONS

NOTE PAYABLE - SENIOR EQUITY CONTRIBUTION

At acquisition, in addition to their initial equity contribution, PGIM made a capital contribution (“Senior Equity Contribution”) to the Partnership in cash of $20,100,000, requiring monthly return only payments from operating cash flow through the initial maturity of October 3, 2028. The return, is computed at a rate of 6.55% compounded monthly on the unreturned amount of the Senior Equity Contribution.

The maturity date may be extended for one or two additional 1-year periods at the discretion of PGIM. For the year ended December 31, 2024, the return incurred, reported as interest expense, amounted to $1,315,595, of which $111,511 is unpaid.

As of December 31, 2024, the total unreturned balance of the Senior Equity Contribution was $20,100,000.

PROPERTY MANAGEMENT OVERSIGHT

Miramar Industrial GP Partners, LLC (“Manager”), an affiliate of Miramar, is entitled to a property management oversight fee in accordance with the Partnership Agreement. The Manager is entitled to a fee equal to 2% of the gross collected operating revenue of the Property, as defined in the agreement. The fee is payable quarterly, in arrears.

For the year ended December 31, 2024, management oversight fees incurred amounted to $43,795, of which $11,080 is unpaid and included in accounts payable and accrued expense on the accompanying balance sheet.

13

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - RELATED PARTY TRANSACTIONS (CONTINUED)

EXPENSE REIMBURSEMENTS

For the year ended December 31, 2024, the Partnership reimbursed an affiliate of PGIM in the amount of $1,788 for certain costs and expenses incurred on behalf and for the benefit of the Partnership. These reimbursements were made in accordance with the terms set forth in the Partnership Agreement.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

PROPERTY MANAGEMENT AGREEMENT

On October 4, 2023, the Partnership entered into a Property Management Agreement (“PMA”) with CBRE, INC. (“Property Manager”). The PMA provides for monthly property management fees of 2% of the gross collected operating revenues derived from the property, however, not to be less $2,500 (“Minimum Management Fee”). The PMA term shall continue unless terminated as provided in the agreement.

For the year ended December 31, 2024, property management fees incurred amounted to $43,023, of which $6,522 is unpaid and included in accounts payable and accrued expense on the accompanying balance sheet.

RIGHT OF FIRST OFFER FOR SALE OF INTEREST TO THIRD PARTY

Pursuant to the Partnership Agreement, either PGIM or Miramar may at any time, from after two years after the acquisition date, sell its interest in the Partnership to a non-affiliate third party subject to compliance with the provisions in the Partnership Agreement.

If an offer is made and accepted, a true copy of that offer will need to be sent to either party, and that party has 45 days after receiving the offer to:

1)	Notify Initiating Partner that they do not object to the acceptance of this offer, or;
2)	Notify Initiating Partner of the election for the Other Partner to purchase the Initiating Partner’s interest under the same terms of the initial offer

ENVIRONMENTAL

Like other companies in the industrial real estate industry, the Partnership is subject to numerous federal, state, and local environmental laws and regulations. The Partnership is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.

14

PPREF/MI PEARLAND INDUSTRIAL, LP

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 5 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

LITIGATION

The Partnership is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Partnership’s financial position, results of operations or cash flows.

NOTE 6 - GEOGRAPHIC CONCENTRATION

The Partnership’s rental operation is located in Texas which is subject to local economic conditions and exposes the Partnership to greater economic risks than if it owned a more geographically dispersed portfolio.

NOTE 7 - SUBSEQUENT EVENTS

The Partnership evaluated all events and transactions that occurred after December 31, 2024, through May 23, 2025, the date these financial statements were available to be issued. During this period, the Partnership did not have any material subsequent events.

15

PPREF/IEC NAPA GREEN HOLDINGS, LLC

AND SUBSIDIARY

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Balance Sheet

December 31, 2024

ASSETS
Real estate, at cost:
Land	$7,706,531
Buildings and improvements	37,510,445
Construction in progress	61,098

Total	45,278,074

Less: accumulated depreciation	(261,191)

Real estate, net	45,016,883
Cash	235,436
Restricted cash	703,859
Prepaid expenses and other assets, net	233,742

Total assets	$46,189,920

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Mortgage loan payable, net	$28,492,269
Accounts payable, accrued expenses and other liabilities	564,382
Accrued interest payable	128,708

Total liabilities	29,185,359

Members’ equity	17,004,561

Total liabilities and members’ equity	$46,189,920

See notes to consolidated financial statements	3

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Statement of Operations

Period from September 27, 2024 (inception) to December 31, 2024

Revenue:
Rental income	$1,174,497

Expenses:
Property operating expenses	290,878
Real estate taxes	148,696
Depreciation	261,191
General and administrative	49,160

Total operating expenses	749,925

Income from operations	424,572
Interest expense	437,864

Net loss	$(13,292)

See notes to consolidated financial statements	4

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Statement of Members’ Equity

Period from September 27, 2024 (inception) to December 31, 2024

	PPREF Napa Green Investor LLC (Investor Member)	IEC Napa Green Member, LLC (Operator Member)	Total
Balance - September 27, 2024	$-	$-	$-
Contributions	15,490,905	1,709,862	17,200,767
Distributions	(164,623)	(18,291)	(182,914)
Net loss	(11,963)	(1,329)	(13,292)

Balance - December 31, 2024	$15,314,319	$1,690,242	$17,004,561

See notes to consolidated financial statements	5

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Consolidated Statement of Cash Flows

Period from September 27, 2024 (inception) to December 31, 2024

Cash flows from operating activities:
Net loss	$(13,292)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	261,191
Amortization of deferred financing costs	39,284
Changes in:
Prepaid expenses and other assets	(233,742)
Accounts payable, accrued expenses and other liabilities	564,382
Accrued interest payable	128,708

Net cash provided by operating activities	746,531

Cash flows from investing activities:
Investment in real estate - acquisitions	-
Real estate acquisition	(45,216,976)
Capital expenditures	(61,098)

Net cash used in investing activities	(45,278,074)

Cash flows from financing activities:
Proceeds from mortgage loan	29,250,000
Payment of loan fees and expenses	(797,015)
Contributions by members	17,200,767
Distributions to members	(182,914)

Net cash provided by financing activities	45,470,838

Net increase in cash	939,295
Cash and restricted cash - September 27, 2024	-

Cash and restricted cash - December 31, 2024	$939,295

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$269,872

Reconciliation of cash and restricted cash:
Cash	$235,436
Restricted cash	703,859

Total cash and restricted cash shown in the consolidated statement of cash flows	$939,295

See notes to consolidated financial statements	6

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE A - ORGANIZATION AND NATURE OF BUSINESS

PPREF/IEC Napa Green Holdings, LLC (the “Company”) was formed on September 27, 2024 as a Delaware limited liability company and operates pursuant to its Limited Liability Company Agreement (the “Agreement”). The Company, through its wholly owned subsidiary PPREF/IEC Napa Green LLC, engages in owning and managing a 166-unit apartment community known as Napa Green Apartments (the “Property”) in Napa, California.

The Company has two members, the Investor member, which is a 90% capital owner, and the Operator member, which is a 10% capital owner. The Investor member serves as the managing member of the Company, with responsibility for the management, supervision and control of the Company (the “Manager”).

The Company will dissolve upon the sale or other disposition of the Property unless earlier dissolved by the members pursuant to the provisions of the Agreement.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]	Basis of presentation and principles of consolidation:

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The results of the Company and its wholly owned and controlled subsidiary are presented on a consolidated basis. Intercompany accounts and transactions have been eliminated in consolidation. No other entities have been identified for consolidation.

[2]	Cash:

Cash is held in deposit accounts with third-party financial institutions, the balances of which, at times, may exceed federally insured limits.

[3]	Restricted cash:

Restricted cash includes a repair reserve required by the Company’s mortgage lender (see Note E) and cash escrowed for real estate taxes.

[4]	Real estate:

The Company accounted for its purchase of the Property as an asset acquisition whereby the purchase price, together with capitalized transaction costs, are allocated to the assets acquired and liabilities assumed, if any, using their relative fair values determined by management as of the acquisition date. The purchase cost of the Property was allocated to land and buildings. The value, if any, of intangibles, such as in-place leases and above-market and below-market leases, was immaterial due to the short-term nature of the leases. Accordingly, no value is allocated to intangible lease assets or liabilities in the accompanying consolidated financial statements.

Land, buildings, and improvements are recorded at cost. Depreciation is recognized on a straight-line basis over estimated useful lives of 40 years for buildings and 5 to 15 years for building improvements. Expenditures for ordinary maintenance and repairs are charged to expense as incurred.

Construction and soft costs attributable to property improvements are capitalized during the development and construction phases. Depreciation commences when such improvements are placed in service.

7

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[5]	Impairment of long-lived assets:

Management evaluates for impairment of the Property whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Impairment is recognized when the expected undiscounted cash flows for the Property are less than its carrying amount, at which time the Property is written down to fair value. There were no impairments recognized during the period ended December 31, 2024.

[6]	Deferred financing costs:

External fees and costs incurred to obtain the acquisition loan (see Note E) have been deferred and are presented as direct deductions from the carrying amount of the corresponding debt liability. Such financing costs are being amortized over the term of the loan on a straight-line basis, which approximates the effective interest method, and are included within interest expense.

[7]	Leases and revenue recognition:

The Company leases apartments to residents under operating leases due on a monthly basis with terms of approximately one year or less. These leases provide residents with the contractual right to use all the physical space specified in their respective leases and there are no options given to the lessee to purchase the underlying assets. The determination of whether these contracts contain leases does not require significant assumptions or judgments.

Rental revenues are recognized in accordance with ASC Topic 842, Leases, pursuant to which:

•

Non-lease components, consisting of utility reimbursements and charges for amenities, meet the criteria to be aggregated into a single lease component because they cannot be leased on their own and the timing and pattern of recognition of the non-lease components are the same as those of the lease components.

•	Rental revenues from the combined components are recognized monthly as earned.
•	Any identified uncollectible amounts related to individual lease contracts are excluded from recognition of revenue until such amounts are received.

[8]	Income taxes:

The Company elects to be treated as a partnership for U.S. federal income tax purposes and is not required to pay income taxes on income or gains. Each member’s applicable share of the Company’s income and gains or losses is reported on the member’s income tax returns in accordance with the laws of the applicable jurisdictions. Management is responsible for determining whether a tax position taken by the Company is more likely than not to be sustained on the merits. The Company has no material unrecognized tax benefits or uncertain income tax positions and has not incurred any interest or penalties related to unrecognized tax benefits. If applicable, the Company would recognize any such interest and penalties in interest expense and other expenses, respectively.

8

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[9]	Use of estimates:

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, assumptions and judgments that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C - INVESTMENT IN REAL ESTATE

On September 27, 2024, the Company acquired the Property for $45 million from an affiliate of the Operator member. The following table summarizes the Company’s purchase price allocation (inclusive of capitalized acquisition costs):

Land	$7,706,531
Buildings and improvements	37,510,445

Net assets acquired	$45,216,976

NOTE D - LEASES

The following table presents the components of rental revenues for the period ended December 31, 2024:

Residential rent	$1,060,929
Expense reimbursements	95,672
Parking, pets, storage and laundry	11,930
Other	5,966

$1,174,497

NOTE E - DEBT

In connection with purchasing the Property, the Company obtained a $29.25 million fixed-rate acquisition loan. The loan requires monthly interest payments at 5.11% per annum, with all outstanding principal and interest due at maturity on October 1, 2029.

The loan is secured by the Property and is guaranteed, with certain customary non-recourse carve-outs, by the Company’s members. The loan agreement contains customary terms for commercial mortgages, including pledge of all rental revenue and related tenant receivables presented in the accompanying consolidated financial statements. The loan agreement requires the Company to maintain compliance with, among other matters, certain financial covenants. The Company was in compliance with its debt covenants as of December 31, 2024.

The following is a summary of the Company’s mortgage loan payable as of December 31, 2024:

Total outstanding principal	$29,250,000
Unamortized deferred financing costs	(757,731)

Mortgage loan payable, net	$28,492,269

9

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE E - DEBT (CONTINUED)

The following table summarizes deferred financing cost activity related to the acquisition loan for the period ended December 31, 2024:

	Deferred Financing Costs	Accumulated Amortization	Totals
Balances as of September 27, 2024	$-	$-	$-
Deferred financing costs incurred	797,015	-	797,015
Amortization (1)	-	(39,284)	(39,284)

Balances as of December 31, 2024	$797,015	$(39,284)	$757,731

(1) Included in interest expense.

NOTE F - MEMBERS’ EQUITY

Capital Contributions

The members funded initial capital contributions for the acquisition of the Property. To the extent permanent financing is not obtained sufficient to fully repay the acquisition loan at its maturity (see Note E), the members will be required to contribute capital to repay the shortfall between the acquisition loan payoff amount and the permanent financing, if any. The Manager may also call additional capital from time to time to enable the Company to fund expenditures as specified in the Agreement. The Agreement provides for certain remedies in the event a member defaults on such additional capital contributions.

Allocation of Profits and Losses

In general terms, net income and net loss for each year are allocated to the members to align their respective capital account balances as nearly as possible to the distributions that would be made to the members as set forth in the Agreement.

Assignment, Sale or Transfer of Member Interest

Except as provided in the Agreement, no member may, without the prior written consent of the other member, sell, assign, give, pledge, hypothecate, or otherwise transfer its interest in the Company.

NOTE G - RELATED PARTY TRANSACTIONS

Refer to Note C for a description of the Company’s acquisition of real estate from a related party.

The following summary describes the fees paid and services performed by affiliated entities and other related parties under applicable agreements.

Property Management

An affiliate of the Operator member earns a management fee of 3% of monthly gross collected revenue. For the period ended December 31, 2024, the property management fee totaled $31,109 and is included in property operating expenses in the consolidated statement of operations.

10

PPREF/IEC NAPA GREEN HOLDINGS, LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2024

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Asset Management

Commencing in calendar year 2025, the Company will pay to an affiliate of the Operator member an annual fee of $25,000 in connection with its asset management services to the Property.

NOTE H - RISKS AND UNCERTAINTIES

General

The rents or sales proceeds that the Company receives and the occupancy levels at the Property may decline because of adverse changes in the overall economy, the real estate business generally, and demand for the Company’s Property. If rental revenues, sales proceeds and/or occupancy levels decline, the Company generally would expect to have less cash available to pay indebtedness and for distribution to members. In addition, major expenses, including mortgage payments, real estate taxes, and maintenance costs generally do not decline when the related rents decline.

Geographic Concentration

The Company owns a single property located in Napa, California, which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

Insurance

The Property carries insurance with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of losses that may be either uninsurable or not economically insurable. If an uninsured loss were to occur, the Company could lose its investment in, and anticipated profits and cash flows from, the Property.

NOTE I - SUBSEQUENT EVENTS

The Company evaluated subsequent events for recognition and disclosure through February 11, 2025, the date these consolidated financial statements were available to be issued.

11

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2024

Assets

Rental Property - at fair value (Cost: $61,527,012)	$61,000,000
Cash	322,139
Restricted cash	153,810
Accounts receivable, net	683,402
Prepaid expenses and other assets	6,023

Total Assets		$62,165,374

Liabilities and Members’ Equity

Liabilities
Mortgage loan payable, net	$33,053,017
Accounts payable and accrued expenses	576,542
Accrued interest	137,024
Prepaid rent	48,999
Tenant security deposits payable	153,834

Total Liabilities		$33,969,416

Commitments and Contingencies

Members’ Equity		28,195,958

Total Liabilities and Members’ Equity		$62,165,374

The accompanying notes are an integral part of these consolidated financial statements.

3

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

Revenues
Rental income	$5,293,583

Total Revenues		$5,293,583

Expenses
Real estate taxes	1,199,754
Property insurance	191,405
Repairs and maintenance	287,343
General and administrative	189,078
Utilities	104,745
Management fees	168,516
Interest expense	1,710,250

Total Expenses		3,851,091

Income before Unrealized Appreciation of Rental Property		1,442,492

Unrealized Appreciation of Rental Property		1,071,991

Net Income		$2,514,483

The accompanying notes are an integral part of these consolidated financial statements.

4

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2024

	PPREF
	Monarch	SC Monarch,
	Investor, LLC	LLC	Total

Balance - January 1, 2024	$26,837,776	$408,699	$27,246,475

Distributions	(1,541,525)	(23,475)	(1,565,000)

Net income	2,476,766	37,717	2,514,483

Balance - December 31, 2024	$27,773,017	$422,941	$28,195,958

The accompanying notes are an integral part of these consolidated financial statements.

5

PPREF/STILES MONARCH TC HOLDINGS LLC AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

Cash Flows From Operating Activities
Net income	$2,514,483
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of debt issuance costs	92,479
Unrealized appreciation of rental property	(1,071,991)
Allowance for uncollectible leases	13,850
Changes in operating assets and liabilities:
Accounts receivable	(282,317)
Accounts payable and accrued expenses	(106,758)
Prepaid rent	(129,598)

Net Cash Provided by Operating Activities		1,030,148

Cash Flows Used in Investing Activities
Additions to rental real estate		(11,933)

Cash Flows Used in Financing Activities
Distributions to members		(1,565,000)

Net Change in Cash and Restricted Cash		(546,785)

Cash and Restricted Cash - Beginning		1,022,734

Cash and Restricted Cash - Ending		$475,949

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest		$1,617,771

Reconciliation of Cash and Restricted Cash
Cash		$322,139
Restricted cash		153,810

Cash and Restricted Cash - Ending		$475,949

The accompanying notes are an integral part of these consolidated financial statements.

6

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

PPREF/Stiles Monarch TC Holdings, LLC (“Monarch Holdings”), a Delaware limited liability company, is governed by an operating agreement dated October 28, 2022 (the “JV Agreement”) between PPREF Monarch Investor, LLC (“PGIM”) with 98.5% interest and SC Monarch, LLC (“Stiles”) with 1.50% interest (collectively, the “Members”). PGIM is the managing member.

Monarch Holdings, and its wholly owned subsidiary, Monarch Town Center Owner, LLC (“Monarch Owner”), collectively, the “Company”, were formed for the purpose of acquiring, owning, leasing, managing and operating a shopping center located in Miramar, Florida (the “Property”).

The Company acquired the Property on October 28, 2022, for $61,544,000, excluding acquisition costs. The Property consists of a grocery anchored retail shopping center containing approximately 145,000 square feet of rentable area combined within three buildings.

The Company shall have perpetual existence, unless sooner dissolved pursuant to the JV Agreement.

Distribution of cash, profits and losses are to be allocated among the members in accordance with the JV Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of Monarch Holdings and its wholly owned subsidiary, Monarch Owner. All significant intercompany accounts and transactions have been eliminated in consolidation.

BASIS OF ACCOUNTING

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for entities that report rental properties at fair value.

7

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RENTAL PROPERTY

The rental property is comprised of land, building and building improvements, tenant improvements, acquisition costs and leasing commissions. The Company records the rental property at fair value. The initial cost basis of the Company’s rental property represents the purchase price of the Property, including direct acquisition costs. The cost basis of the rental property is subsequently adjusted for development costs, improvements and other tenant related costs. Ordinary repairs and maintenance and subsequent replacements of operating supplies and equipment are expensed as incurred.

The Company does not record depreciation and amortization of the rental property. Any difference between cost and fair value is reported as a change in unrealized appreciation or depreciation of the rental property.

CONCENTRATION OF CREDIT RISK

The Company generally maintains cash balances in financial institutions that may, from time to time, exceed the federally insured limits. The Company mitigates this risk by depositing funds in major financial institutions.

ACCOUNTS RECEIVABLE

The Company assesses the collectability of its lease revenue and receivables on an on-going basis by (i) assessing the probability of receiving all lease amounts due on a lease by lease basis, (ii) reserving all amounts for those leases where collection of substantially all of the remaining lease payments is not probable and (iii) subsequently, will only recognize revenue to the extent cash is received. If the Company determines that collection of the remaining lease payments becomes probable at a future date, the Company will recognize the cumulative revenue that would have been recorded under the original lease agreement.

In addition to the specific reserves recognized under ASC 842, the Company also evaluates its lease receivables for collectability at a portfolio level under ASC 450, Contingencies – Loss Contingencies. The Company recognizes a reserve under ASC 450 when the uncollectible revenue is probable and reasonably estimable. The Company applies this reserve to the population of the Company’s revenue and receivables not specifically addressed as part of the specific ASC 842 reserve.

As of December 31, 2024, allowance for uncollectible leases amounted to approximately $14,000.

8

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEBT ISSUANCE COSTS

Debt issuance costs were incurred in connection with obtaining the mortgage loan payable. These costs are recorded as a direct deduction of the related debt obligation and are being amortized on a straight-line basis over the term of the related debt which approximates the effective interest rate method. Such amortization is included in interest expense in the accompanying consolidated statement of income.

REVENUE RECOGNITION

The Company recognizes base rental income based on the contractual rents due under the terms of the related leases. Revenue recognition commences from lease agreements at the date the leased premises is ready for its intended use by the tenant and the tenant takes possession, or controls the physical use of the leased premise. The Company also receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs include real estate taxes, utilities, insurance, common area maintenance and other recoverable costs, and are considered variable lease payments. The Company recognizes such reimbursement of expenses by tenants as revenue when earned and the amounts can be reasonably estimated. The Company recognizes revenue net of sales tax collected and remitted to the state taxing authority.

The Company has elected to combine the non-lease components with the lease components of the Company’s operating lease agreements and account for them as a single lease component in accordance with ASC 842 – Leases.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates relate to the valuation of rental property.

INCOME TAXES

No provision for income taxes is necessary in the consolidated financial statements of the Company because limited liabilities companies are generally not subject to income tax at the entity level. Each member is responsible for reporting their allocable share of the Company’s income, gains, losses, deductions, and credits in their individual tax return.

9

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES (CONTINUED)

The Company’s tax returns are subject to examination by federal and state taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change upon final determination by the respective taxing authority.

NOTE 3 - RENTAL PROPERTY

The Company’s rental property as of December 31, 2024 consists of the following:

Rental property, at cost	$61,527,012
Cumulative Unrealized Depreciation	(527,012)

Ending – December 31, 2024	$61,000,000

The Property is leased to tenants under operating leases that expire at varying times through 2040. As of December 31, 2024, the Property was approximately 98% leased.

The components of rental income are as follows:

Fixed lease payments	$3,726,018
Variable lease payments	1,567,565

Total Lease Payments	$5,293,583

Approximately 63% of the total rentable square feet was leased to three tenants who contributed to approximately 50% of the total base rents. As of December 31, 2024, one of these tenants accounted for approximately 55% of the tenant receivable balance included in the consolidated balance sheet. Expected future minimum rents per non-cancellable leases in effect at December 31, 2024 are as follows:

For the year ending December 31,	Amount
2025	$3,535,654
2026	3,700,570
2027	3,681,750
2028	3,691,869
2029	3,690,309
Thereafter	17,926,861

$36,227,013

10

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 3 - RENTAL PROPERTY (CONTINUED)

Approximately 62% of the future minimum rents is due from the four tenants. In addition to the base rents above, expense reimbursements are billed to the tenants based on annual estimates of operating expenses.

NOTE 4 - FAIR VALUE MEASUREMENT

The Company measures fair value in accordance with Financial Accounting Standards Board ASC 820 (“FASB ASC 820”), which establishes a fair value measurement framework, provides a single definition of fair value, and requires expanded disclosure summarizing fair value measurements. FASB ASC 820 emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing an asset or liability.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants, in the principal or most advantageous market considering the highest and best use of an asset or non-performance risk related to a liability, at the measurement date.

FASB ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable input be used when available. Observable inputs are inputs that the market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is measured in three levels based on the reliability of inputs:

•

Level I - Valuations based on quoted prices in active markets for identical assets or liabilities that a company has the ability to access. Valuation adjustment and block discounts are not applied to Level I instruments.

•

Level II - Valuations based on quoted prices in less active, dealer or broker markets. Fair values are primarily obtained from third party pricing services for identical or comparable assets or liabilities.

•

Level III - Valuations derived from other valuation methodologies, including pricing models, discounted cash flow models and similar techniques, and not based on market, exchange, dealer, or broker-traded transactions. Level III valuations incorporate certain assumptions and projections that are not observable in the market and significant professional judgment in determining the fair value assigned to such assets or liabilities.

11

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table present the Company’s assets measured at fair value on a recurring basis as of December 31, 2024:

	Fair value measurements at December 31, 2024
		Amounts
		measured
	Cost	at fair
	Balance	value	(Level I)	(Level II)	(Level III)

Rental Property	$61,527,012	$61,000,000	$--	$--	$61,000,000

Total	$61,527,012	$60,000,000	$--	$--	$60,000,000

The following is a reconciliation of the beginning and ending balances for rental property measured at fair value on a recurring basis using significant unobservable inputs (Level III) during the year ended December 31, 2024:

Balance – December 31, 2023	$59,916,076

Additions – capital expenditures	11,933
Change in unrealized appreciation	1,071,991

Balance – December 31, 2024	$61,000,000

In general, fair value estimates are based upon property appraisal reports prepared by independent real estate appraisers (members of the Appraisal Institute or an equivalent organization) within a reasonable amount of time following acquisition of the real estate and no less frequently than annually thereafter. Management of the Company is responsible to assure that the valuation process provides independent and reasonable property fair value estimates. An unaffiliated third-party appraisal management firm has been appointed to assist in maintaining and monitoring the independence and the accuracy of the appraisal process.

12

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 4 - FAIR VALUE MEASUREMENT (CONTINUED)

The purpose of an appraisal is to estimate the fair value of real estate as of a specific date. In accordance with FASB authoritative guidance on fair value measurements and disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The estimate of fair value is based on the conventional approaches to value, all of which require the exercise of subjective judgment. The three approaches are: (1) Cost Approach – current cost of reproducing the real estate less deterioration and functional and economic obsolescence; (2) Income Approach - discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor: and (3) Market Approach - value indicated by recent sales of comparable real estate in the market. Key inputs and assumptions include rental income and expense amounts, related rental income and expense growth rates, discount rates and capitalization rates. In the reconciliation of these three approaches, the independent appraiser uses one or a combination of them, to estimate the approximate value for the type of real estate in the market.

As described above, the estimated fair value of related assets is generally determined through an appraisal process. These estimated fair values may vary significantly from the prices at which the rental property would sell, since market prices of rental property can only be determined by negotiation between a willing buyer and seller. These variances could be material to the financial statements. Although the estimated fair value represents subjective estimates, management believes the estimated fair value is a reasonable approximation of market prices and the aggregate estimated value of rental property is fairly presented as of December 31, 2024.

The following table shows quantitative information about unobservable inputs related to the Level 3 fair value measurements as of December 31, 2024.

	Fair Value at 12/31/2024	Valuation Technique	Unobservable Inputs	Inputs

Rental Property	$61,000,000	Income Approach /Discounted cash flow	Terminal cap rate	5.50%

			Discount rate	6.25%
Total	$61,000,000

Management has exercised their professional judgment in determining the valuation and estimates contained in the financial statements. The application of the foregoing method for estimating fair value represents management’s best judgment based upon its evaluation of the current and future economic and market conditions. Because of the inherent uncertainty of real estate valuations related to assumptions regarding highest and best use, capitalization rates, the availability of capital, market participants, occupancy rates, rental rates, interest and inflation rates, and other factors, the estimated fair values reflected in the financial statements will differ from values that would be determined by negotiation between independent parties in sales transactions and the difference could be material.

13

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 5 - MORTGAGE LOAN PAYABLE, NET

At acquisition, the Company entered into a mortgage loan agreement (“Mortgage Loan”) for financing of $33,500,000 with a financial institution (the “Lender”) requiring interest only payments through the maturity date of October 28, 2029, at which point, the entire principal balance plus accrued but unpaid interest shall become due and payable. The Mortgage Loan has a fixed interest rate of 4.75% per annum. For the year ended December 31, 2024, interest expense incurred amounted to $1,617,771.

As of December 31, 2024, the outstanding principal balance of the Mortgage Loan was $33,500,000. The Mortgage Loan is collateralized by the Property and guaranteed, with certain customary non-recourse carve-out guarantees, by an affiliate of PGIM.

Mortgage Loan payable consists of the following at December 31, 2024:

Principal balance	$33,500,000
Less: unamortized debt issuance costs	446,983

Mortgage Loan Payable, net	$33,053,017

The Company is required to maintain a minimum debt service coverage ratio (“DSCR”) of at least 1.20:1.00. In the event the DSCR falls below the above-mentioned ratio, the Company is obligated to follow certain requirements set forth in the loan agreement. As of December 31, 2024, the Company is in compliance with the DSCR requirement.

NOTE 6 - RELATED PARTY TRANSACTIONS

PROPERTY MANAGEMENT AGREEMENT

The Company entered into a property management agreement with Stiles Property Management LLC (“Manager”), an affiliate of Stiles, to manage operation of the Property. The initial term is for one year, thereafter, the agreement will renew automatically for successive periods of one year, unless terminated by written notice pursuant to the agreement. The Manager is entitled to a fee based on 3% of gross monthly collected receipts, as defined in the agreement. For the year ended December 31, 2024, management fees amounted to $168,516 of which $13,190 is unpaid.

The Company may also utilize the Manager to perform construction services for the Property. The Manager is entitled to a construction management fee ranging from 3% to 5% of construction costs, defined in the agreement. For the year ended December 31, 2024, no construction management fees were earned or paid.

14

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 6 - RELATED PARTY TRANSACTIONS (CONTINUED)

LEASING AGREEMENT

The Company entered into a leasing agreement with an affiliate of Stiles to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years, excluding renewals. The agreement has a term of one year and automatically renews every year thereafter, unless terminated. For the year ended December 31, 2024, no leasing commissions were earned or paid.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

TENANT ALLOWANCE AND LEASING COMMISSIONS

At acquisition of the Property, on October 28, 2022 (“Closing”), the Company received a credit from the seller in the amount of approximately $1.3 million to assume the obligation to fund certain unpaid contractual future tenant improvements and leasing commissions. At December 31, 2024, the balance of this commitment was approximately $220,000.

Further, to address build-out costs associated with leasing certain vacant units at the Property (“Vacant Spaces”), the Company received a credit in the amount of $587,375 which was applied against the purchase price.

ESCROW HOLDBACK

At Closing, the Vacant Spaces were master leased by the seller and the escrow agent withheld from the seller’s proceeds approximately $1.3 million ( “Master Lease Holdback Amount”) to pay for (i) twenty-four (24) months of base rents and expense reimbursements for the Vacant Spaces, (ii) leasing commissions for the Vacant Spaces and, (iii) rental payments due on any other leased space from the date of Closing until the date the applicable tenant is obligated to begin making full rental payments.

On the first day of each calendar month following the month of the Closing, the escrow agent shall release to the Company an amount equal to one-twenty-fourth (1/24) of the Master Lease Holdback Amount, which the Company under the lease would otherwise have received had all or portions of the Vacant Spaces been leased, and rent had commenced. As each Vacant Space is leased and rental payments commence, an amount equal to the leasing commissions for such space shall be released to the Company and any remainder of the Master Lease Holdback Amount applicable to such leased space will be released to seller.

15

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 7 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

ESCROW HOLDBACK (CONTINUED)

For the year ended December 31, 2024, approximately $256,000 was disbursed to the Company for rental payments due under the above agreement. As of October 2024, the agreement terminated after expiration of the stipulated 24-month period for the required disbursements. Consequently, the remaining balance of approximately $216,000 held in the escrow will be released to the seller by the escrow agent.

PARALLEL JOINT VENTURE

PGIM has the unilateral right to require the Company to contribute, assign, or sell all or a portion of the Property to a parallel joint venture entity, lease all or a portion of the Property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

ENVIRONMENTAL

Like other companies in the commercial real estate industry, the Company is subject to numerous federal, state, and local environmental laws and regulations. The Company is not aware of any environmental conditions at the Property or material costs of complying with environmental or governmental regulations that could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

LITIGATION

The Company is not aware of any litigation threatened against it if adversely determined could have a material adverse effect on the Company’s financial position, results of operations or cash flows.

NOTE 8 - GEOGRAPHIC CONCENTRATION

The Company’s rental operation is located in Florida which is subject to local economic conditions and exposes the Company to greater economic risks than if it owned a more geographically dispersed portfolio.

16

PPREF/STILES MONARCH TC HOLDINGS, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

NOTE 9 - SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after December 31, 2024 through February 14, 2025, the date these consolidated financial statements were available to be issued. During this period, the Company did not have any material subsequent events.

17

Item 19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 –
Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Private Real Estate Fund, Inc.

By:	s/Andrew R. French
Andrew R. French
Secretary

Date:	May 27, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 27, 2025

By:	s/Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	May 27, 2025